HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS
                             ASSET ALLOCATION FUNDS
                         SUPPLEMENT DATED APRIL 3, 2006
               TO RETAIL SHARES PROSPECTUS DATED DECEMBER 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THE INFORMATION ALREADY CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. AS OF APRIL 3, 2006, THE PROSPECTUS IS MODIFIED AS FOLLOWS:

(1) The fourth paragraph of the subsection under the subheading "Investment Strategy" in the section under the heading "Income Plus Allocation Fund" on page 35 is deleted in its entirety and replaced with the following:

HighMark Income Plus Allocation Fund may allocate to the following established HighMark Funds: Bond Fund, Short Term Bond Fund, Large Cap Value Fund, Value Momentum Fund, Core Equity Fund, Large Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Diversified Money Market Fund, Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund.

(2) Footnote + to the second table titled "Annual Fund Operating Expenses" in the subsection under the subheading "Fees and Expenses" in the section under the heading "Income Plus Allocation Fund" on page 37 is deleted in its entirety and replaced with the following:

+In addition to the expenses shown above, if you buy and hold Shares of the Fund, you will indirectly bear your pro rata share of fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of expenses of the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the average weighted expense ratio for each class of Shares is expected to be as follows: 2.54% for Class A Shares and 3.04% for Class C Shares before fee waivers and expense reimbursement arrangements; 1.65% for Class A Shares and 2.40% for Class C Shares after waivers and expense reimbursement arrangements.

(3) The fourth paragraph of the subsection under the subheading "Investment Strategy" in the section under the heading "Growth & Income Allocation Fund" on page 38 is deleted in its entirety and replaced with the following:

HighMark Growth & Income Allocation Fund may allocate to the following established HighMark Funds: Large Cap Value Fund, Value Momentum Fund, Core Equity Fund, Large Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Bond Fund,

Short Term Bond Fund, Diversified Money Market Fund, Cognitive Growth Fund, Enhanced Value Fund and International Opportunities Fund.

(4) Footnote + to the second table titled "Annual Fund Operating Expenses" in the subsection under the subheading "Fees and Expenses" in the section under the heading "Growth & Income Allocation Fund" on page 40 is deleted in its entirety and replaced with the following:

+In addition to the expenses shown above, if you buy and hold Shares of the Fund, you will indirectly bear your pro rata share of fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of expenses of the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the average weighted expense ratio for each class of Shares is expected to be as follows: 2.69% for Class A Shares and 3.19% for Class C Shares before fee waivers and expense reimbursement arrangements; 1.70% for Class A Shares and 2.45% for Class C Shares after waivers and expense reimbursement arrangements.

(5) The fourth paragraph of the subsection under the subheading "Investment Strategy" in the section under the heading "Capital Growth Allocation Fund" on page 41 is deleted in its entirety and replaced with the following:

HighMark Capital Growth Allocation Fund may allocate to the following established HighMark Funds: Large Cap Value Fund, Value Momentum Fund, Core Equity Fund, Large Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Bond Fund, Short Term Bond Fund, Diversified Money Market Fund, Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund.

(6) Footnote + to the second table titled "Annual Fund Operating Expenses" in the subsection under the subheading "Fees and Expenses" in the section under the heading "Capital Growth Allocation Fund" on page 43 is deleted in its entirety and replaced with the following:

+In addition to the expenses shown above, if you buy and hold Shares of the Fund, you will indirectly bear your pro rata share of fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of expenses of the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the average weighted expense ratio for each class of Shares is expected to be as follows: 2.77% for Class A Shares and 3.27% for Class C Shares before fee waivers and expense reimbursement arrangements; 1.80% for Class A Shares and 2.55% for Class C Shares after waivers and expense reimbursement arrangements.

(7) In the subsection titled "Class A Front-End Sales Charge Waivers" in the subsection under the subheading "Sales Charge Reductions and Waivers" in the section under the heading "Shareowner Guide - How to Invest in the HighMark Funds" on pages 46-47, the following language is added:


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


(14)  Through exchange of Class M Shares of HighMark Funds.

(15) By retirement plan, college savings plan or other plan participants who purchase Class A Shares for which the plan record-keeping is performed by TruSource, a division of Union Bank of California, N.A., or by Invesmart, Inc.

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Funds. These waivers and special arrangements may be amended or terminated at any time by any particular Fund.

(8) The last paragraph in the subsection titled "Class A Front-End Sales Charge Waivers" in the subsection under the subheading "Sales Charge Reductions and Waivers" in the section under the heading "Shareowner Guide - How to Invest in the HighMark Funds" on page 47 is deleted in its entirety and replaced with the following:

FOR CATEGORIES 2 THROUGH 11, 13 AND 15 ABOVE, YOU MUST NOTIFY THE DISTRIBUTOR AT THE TIME YOU BUY THE SHARES THAT YOUR PURCHASE QUALIFIES FOR A SALES CHARGE WAIVER.

(9) The first paragraph in the subsection under the subheading "Allocation of Investments of the Asset Allocation Portfolios" in the section under the heading "Other Investment Matters" on page 67 is deleted in its entirety and replaced with the following:

Each of the Asset Allocation Portfolios invests its assets in other mutual funds of HighMark Funds, which in turn invest in the stocks and/or bonds of entities in different industries, economic sectors and geographic regions. A description of the investment strategies of all of the underlying mutual funds except for the Diversified Money Market Fund, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund can be found in the individual fund profiles set forth previously in this prospectus. A description of the investment strategies of the Diversified Money Market Fund, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund can be found immediately following the table below. In addition, a description of the securities and techniques used by the underlying mutual funds and the other Funds offered in this prospectus, as well as the main risks they pose may be found below. For more information about the Diversified Money Market Fund, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, see the applicable prospectuses for these funds. The Asset Allocation Portfolios may also hold government securities, cash and cash equivalents and other securities as permitted by Federal law.

(10) The table in the subsection under the subheading "Allocation of Investments of the Asset Allocation Portfolios" in the section under the heading "Other Investment Matters" on page 67 is deleted in its entirety and replaced with the following:

-----------------------------------------------------------------------------------------------
FUND NAME                                           PERCENTAGE OF ASSETS INVESTED IN FUND
-----------------------------------------------------------------------------------------------
                                                              GROWTH &           CAPITAL
                                         INCOME PLUS           INCOME             GROWTH
                                         ALLOCATION          ALLOCATION         ALLOCATION
                                            FUND                FUND               FUND
-----------------------------------------------------------------------------------------------
Core Equity Fund                            5-30%               10-50%             15-60%
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund                       0-20%               0-25%              0-30%
-----------------------------------------------------------------------------------------------
Large Cap Value Fund                        0-20%               0-25%              0-30%
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund                       0-10%               0-15%              0-20%
-----------------------------------------------------------------------------------------------
Small Cap Value Fund                        0-10%               0-15%              0-20%
-----------------------------------------------------------------------------------------------
Value Momentum Fund                         0-20%               10-30%             15-40%
-----------------------------------------------------------------------------------------------
Bond Fund                                   15-50%              5-40%              0-30%
-----------------------------------------------------------------------------------------------
Short Term Bond Fund                        15-50%              5-40%              0-30%
-----------------------------------------------------------------------------------------------
Diversified Money Market Fund               0-40%               0-30%              0-20%
-----------------------------------------------------------------------------------------------
Cognitive Value Fund                         0-5%               0-10%              0-10%
-----------------------------------------------------------------------------------------------
Enhanced Growth Fund                         0-5%               0-10%              0-10%
-----------------------------------------------------------------------------------------------
International Opportunities Fund            0-10%               0-20%              0-25%
-----------------------------------------------------------------------------------------------


(11) The paragraph titled "Investment Strategies of the Diversified Money Market Fund" in the subsection under the subheading "Allocation of Investments of the Asset Allocation Portfolios" in the section under the heading "Other Investments Matters" on page 67 is deleted in its entirety and replaced with the following:

INVESTMENT STRATEGIES OF THE DIVERSIFIED MONEY MARKET FUND. HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of capital. To pursue this goal, the fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality. In choosing investments for the fund, the portfolio managers consider several factors, including (1) the outlook for interest rates, (2) buying and selling activity in the high-quality, short-term securities market as a whole and/or individual securities, (3) current imbalances in the supply of high-quality, short-term securities relative to demand, and (4) the appropriateness of particular securities to the fund's objectives. To limit the fund's interest-rate risk, the fund's managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days. Although the portfolio managers strive to ensure that the fund is diversified, from time to time they may concentrate the fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the fund's shareholders.

INVESTMENT STRATEGIES OF THE COGNITIVE VALUE FUND. HighMark Cognitive Value Fund seeks long-term capital appreciation. To pursue this goal, the fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index. The fund's sub-adviser seeks to add value to the fund's portfolio through stock selection while maintaining an appropriate risk profile relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser will use both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the sub-adviser will evaluate the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser will employ Behavioral Finance techniques in an attempt to capitalize on investors' behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or "rule of thumb" biases), and cognitive errors. The sub-adviser will attempt to exploit investors' biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors. An example of applying Behavioral Finance techniques to the fund's investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit, or a government investigation. While news of this type is bad, it often has a smaller impact on a company's earnings than is initially feared. As time passes, if investors' initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The fund will attempt to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price will be projected and compared to the stock's current market price. If the comparison is favorable, the stock may be purchased. The fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies. The fund may also invest in the following:

         o Hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions.

         o Exchange-traded funds, commonly called "ETFs," to provide liquidity and diversified exposure to the small cap value markets and sectors.

The sub-adviser to the fund is Bailard, Inc.

INVESTMENT STRATEGIES OF THE ENHANCED GROWTH FUND. HighMark Enhanced Growth Fund seeks long-term capital appreciation. To pursue this goal, the fund will, under normal market conditions, invest its assets primarily in common and preferred securities of growth companies located in the U.S. and abroad whose risk and potential return profile is expected by the fund's sub-adviser to compare favorably to the profile of the NASDAQ 100 Index. Currently, companies representing the various technology industries make up the largest percentage of issuers in the NASDAQ 100 Index. The fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies. Using a combination of qualitative and quantitative techniques, the fund will seek to identify and invest in companies that offer superior sales and earnings growth potential relative to the average company in the NASDAQ 100 Index. Additionally, the fund will attempt to identify and invest in those companies that are not yet part of the NASDAQ 100 Index but have the potential to be added to the Index. The sub-adviser will seek to add value to the fund's portfolio through stock selection while maintaining an appropriate risk profile relative to the NASDAQ
100. Valuation, earnings growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser will evaluate the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The fund may also invest opportunistically in securities that do not fit the profile of the NASDAQ 100 Index, such as initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the prior six months. In choosing these companies, the fund will utilize both public and private information sources to identify attractive candidates. The fund will look to invest in opportunities to penetrate new and existing markets, and will evaluate the scope of business of the company, as well as its management experience. The fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions. The sub-adviser to the fund is Bailard, Inc.

INVESTMENT STRATEGIES OF THE INTERNATIONAL OPPORTUNITIES FUND. HighMark International Opportunities Fund seeks long-term capital appreciation. To pursue this goal, the fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the fund's holdings will be spread across multiple industries and geographic regions. The fund will employ a disciplined, quantitative approach that focuses first on country selection and then on sector and stock selection within individual countries. A multifactor model will be used to rank countries according to their characteristics, including various measures of value, growth, momentum, and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The fund's sub-adviser will systematically track these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion, and risk premia. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser's stock selection models are based on the same principles, but instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, different types of stocks will be preferred in different countries, according to local conditions, such as the stage of the business cycle. The sub-adviser will generally overweight those countries, sectors and companies that appear to be the most attractive and underweight those countries, sectors and companies that appear to be the least attractive. The fund may invest in:

         o Equity securities, such as common and preferred stocks of foreign issuers. The fund may also invest in the equity securities of U.S. companies whose assets or operations are primarily located outside of the U.S. Ordinarily, the fund will invest at least 65% of its assets in the equity securities of at least three countries other than the U.S.

         o Hedging instruments, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risks or to serve as a substitute for underlying securities or currency positions.

         o Exchange-traded funds, commonly called "ETFs," to provide diversified exposure to different international markets and sectors.

The fund may engage in currency hedging to help protect its international stock investments from the risk of a strong U.S. dollar. The sub-adviser to the fund is Bailard, Inc.

(12) The table in the section under the heading "Other Investment Matters" on pages 68-73 is modified as follows:

         (A) The introductory paragraph to the table on page 68 is deleted in its entirety and replaced with the following:

         The Funds, the Diversified Money Market Fund, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds, the Diversified Money Market Fund, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may consult the SAI for more details about the securities in which the Funds, the Diversified Money Market Fund, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund may invest.

         (B) The following information is added to the key to the table on page 68 that lists "Fund Names" and "Fund Codes":

         Cognitive Value Fund                                            13
         Enhanced Growth Fund                                            14
         International Opportunities Fund                                15


         (C) The Fund Codes "13-15" are added to the "Fund Codes" column of the table on pages 68-73 next to the following instruments:

o American Depository             o Illiquid Securities           o Swap Agreements
  Receipts (ADRs)                 o Index-Based Securities        o Time Deposits
o Bankers' Acceptances            o Investment Company            o Treasury Receipts
o Bonds                             Securities                    o Unit Investment Trusts
o Call and Put Options            o Investment Grade              o U.S. Government Agency
o Certificates of Deposit           Securities                      Securities
o Commercial Paper                o Money Market Instruments      o U.S. Treasury Obligations
o Common Stock                    o Obligations of                o Variable and Floating
o Convertible Securities            Supranational Agencies          Rate Instruments
o Demand Notes                    o Preferred Stocks              o Warrants
o Foreign Securities              o Repurchase Agreements         o When-Issued Securities
o Futures and Related Options     o Reverse Repurchase              and Forward Commitments
o High-Yield/High-Risk Bonds        Agreements                    o Zero-Coupon Debt
                                  o Restricted Securities           Obligations
                                  o Securities Lending


         (D) The Fund Code "15" is added to the "Fund Code" column of the table on page 69 next to the following instrument: Forward Foreign Currency Contracts.

         (E) The row in the table on page 69 concerning the Instrument "Derivatives" is deleted in its entirety and replaced with the following:

-------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying      1-15         Management
contract, index or security, or any combination thereof, including                   Market
futures, options (e.g. puts and calls), options on futures, swap                     Credit
agreements and some mortgage-backed securities.                                      Liquidity
                                                                                     Leverage
                                                                                     Prepayment/Call
                                                                                     Hedging
-------------------------------------------------------------------------------------------------------

(13) The subsection under the subheading "Other Risks" in the section under the heading "Other Investment Matters" on page 73 is deleted in its entirety and replaced with the following:

Fiduciary shares of the Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Momentum Fund, Bond Fund, Short Term Bond Fund and certain other series of HighMark Funds not offered in this Prospectus (collectively the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

Certain of the Underlying Funds not offered in this Prospectus invest in securities and use investment techniques different from those of the Funds. These securities and investment techniques are associated with certain risks. Of the Underlying Funds, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund are subject to Non-Diversification Risk, which is the risk that, as a "nondiversified" fund under the Investment Company Act of 1940, a Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer. Additionally, the Enhanced Growth Fund is subject to Industry/Sector Risk and New Public Company Risk. Industry/Sector Risk is the risk involved with excessive exposure to any one industry or sector, where investments may be heavily weighted in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to earnings ratios. New Public Company Risk involves the risks associated with investing in new public companies, including small size, limited financial resources and operating history, dependence on a limited number of products and markets and lack of management depth.

Furthermore, since it is expected that substantially all of the shareholders of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will be investment advisory clients of such funds' sub-adviser, until the funds attract significant assets that are not attributable to clients of the sub-adviser, the total assets of the funds may fluctuate significantly whenever the sub-adviser increases or decreases its clients' allocation to the funds. This fluctuation could increase the funds' transaction costs and possibly increase their expense ratios and reduce their performance.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                 HIGHMARK FUNDS

                         SUPPLEMENT DATED APRIL 3, 2006
          TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THE INFORMATION ALREADY CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION. AS OF APRIL 3, 2006, THE STATEMENT OF ADDITIONAL INFORMATION IS MODIFIED AS FOLLOWS:

(1) The third paragraph of the subsection titled "15. Shares of Mutual Funds" in the section under the heading "Additional Information on Portfolio Investments" on page B-19 is deleted in its entirety and replaced with the following:

         Investments in certain exchange traded funds ("ETFs") are not subject to certain provisions of the 1940 Act described above. For example, pursuant to an SEC exemptive order, certain series of HighMark Funds may invest without such limitations in iShares Funds. Any investments by a series of HighMark Funds that exceed the aforementioned 1940 Act limitations are subject to the terms and conditions of the exemptive order and a participation agreement between such series and iShares Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

(2) The following paragraphs are added to the end of the subsection titled "41. Illiquid Securities" in the section under the heading "Additional Information on Portfolio Investments" on page B-37:

         The Asset Allocation Portfolios may invest in HighMark Enhanced Growth Fund, a series of HighMark Funds not covered in this Statement of Additional Information. HighMark Enhanced Growth Fund may invest up to 5% of its assets in the convertible preferred stock, convertible debt, common stock, preferred stock, and warrants of privately held companies. These companies may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately held companies are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

         In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately held companies do not file periodic reports with the SEC, there is less publicly available information about them than about other companies.

         HighMark Enhanced Growth Fund will likely invest in privately held companies that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that HighMark Enhanced Growth Fund obtains from these companies may be less favorable than if HighMark Enhanced Growth Fund had invested earlier. Moreover, HighMark Enhanced Growth Fund's ability to realize value from an investment in a privately held company is dependent upon the successful completion of the company's IPO or the sale of the company to another company, which may not occur, if at all, for a period of several years after HighMark Enhanced Growth Fund's investment.

         Privately held companies are extremely illiquid and HighMark Enhanced Growth Fund may not be able to sell its holding in a privately held company without severe market impact. HighMark Enhanced Growth Fund will normally be unable to sell its privately held securities at all until the company's IPO or sale to another company. In the event of a negative event that results in HighMark Enhanced Growth Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

(3) The following subsection is added to the end of the section under the heading "Additional Information on Portfolio Investments" on page B-37:

         43. INITIAL PUBLIC OFFERINGS. Certain series of HighMark Funds in which the Asset Allocation Portfolios may invest, but which are not covered in this Statement of Additional Information, may invest in initial public offerings ("IPOs"), including secondary offerings of newly public companies. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned public companies. Many IPOs are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. For foreign IPOs, the risks may be more significant when combined with the risks of investing in developed and emerging markets.


                                       2